Supplement Dated September 15, 1998 to the
Prospectus Dated October 29, 1997
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FLAGSHIP UTILITY INCOME FUND
a series of The Flagship Admiral Funds Inc.
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The Board of Directors of the Flagship Admiral Funds Inc. recently approved a series of proposed changes to the Flagship Utility Income Fund, and have called a shareholder meeting to consider the changes. As described more fully below, these changes would: (i) expand investment flexibility by eliminating the Fund's policy of concentrating its portfolio in utility securities, enabling the Fund to better pursue its investment objectives; (ii) enhance the fund's ability to distribute its shares by making the fund's 12b-1 Plans more competitive, potentially creating greater economies of scale and over time lowering operating costs through increased fund assets; and (iii) increase operating and potential cost efficiencies by standardizing the Fund's corporate structure with other Nuveen Mutual Funds.

Over the past five years, utility industry deregulation, increasing competition, new industry entrants, and rapid technological change have significantly altered the utility sector's historical investment characteristics. Those changes have reduced the investment opportunities in the utility sector that are consistent with the Fund's objectives of current income and long-term growth of income and capital. The Board believes that permitting the Fund to invest a substantial portion of its assets outside the utility industry would enhance the Fund's ability to meet its investment objectives by enabling it to access the broader range of attractive investment opportunities available in today's markets. The Board also approved minor revisions to several of the Fund's fundamental investment policies that will standardize these policies with those of other Nuveen Mutual Funds.

In connection with the expanded scope of portfolio management activities, and in order to align management fee levels with industry averages for competitive funds having comparable investment objectives and policies, the Board approved a new investment advisory agreement that increases the Fund's
management fee to 0.75% (from 0.50%) of average daily net assets.   The
Fund's Adviser at the same time has voluntarily agreed to reimburse the Fund for its operating expenses (which exclude Rule 12b-1 fees) through at least July 31, 1999 so that the Fund's annual operating expenses would be capped at 0.95% of average net assets, which would be less than the current annual operating expenses of 1.17%.

The Board approved changes to the Fund's Service and Distribution Plans that would increase the Class A and Class C 12b-1 service fee and the Class C
12b-1 distribution fee to 0.25% (from 0.20%) and to 0.75% (from 0.55%), respectively, of average daily net assets. These changes are expected to enhance the Fund's ability to distribute its shares by standardizing the Fund's 12b-1 service and distribution fees with those of Nuveen's other taxable funds and by aligning those fees with competitive funds having comparable investment objectives and policies. Expanded distribution is expected to increase Fund assets, thereby helping to create greater economies of scale that over time are expected to reduce fund operating costs by more than the increase in 12b-1 fees.

The Board approved a tax-free reorganization (the "Reorganization") of the Fund's corporate structure. The Reorganization is intended to promote operational and potential cost efficiencies by standardizing the Fund's organizational structure with that of Nuveen's other mutual funds. Under the terms of the Reorganization, the Fund will transfer all of its assets and liabilities to, and Fund shareholders will become holders of the same number of shares of, the Nuveen Dividend and Growth Fund of Nuveen Investment
Trust IV, a newly-organized Massachusetts business trust which has a